UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2012

SKY PETROLEUM, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-99455	32-0027992
(Commission File Number)	(IRS Employer Identification No.)

401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Agreement with Jaloul Ayed

On October 11, 2012, the Board of Directors appointed Mr. Jaloul Ayed to the Advisory Board of Sky Petroleum, Inc. (the “Company”), effective immediately.  The Board of Directors adopted resolutions establishing Mr. Ayed’s compensation for his services as a member of the Advisory Board payable as follows:

Annual director fees of $15,000 per year, payable quarterly; and

Issue 200,000 shares (“Bonus Shares”) of common stock of the Corporation in the following tranches; 100,000 to be issued within 10 days of the appointment to the Advisory Board and 100,000 to be issued after one year of service on the Advisory Board.

Item 7.01.  Regulation FD Disclosure

Sky Petroleum appoints Jaloul Ayed to its Advisory Board. On October 11, 2012, the Registrant released the press release filed herewith as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits.

Exhibit	Description

99.1	Press Release dated October 11, 2012.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC.
(Registrant)

Dated:	October 11, 2012	By:	/s/ Michael D. Noonan
Michael D. Noonan
VP Corporate

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 11, 2012

2